UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report: (Date of earliest event reported) January 22, 2018

                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Colorado
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         (State or other Jurisdiction of Incorporation or Organization)

                            301 Commercial Road, Unit D
      000-54582                  Golden, CO 80401           46-5221947
  -----------------      ------------------------------   ------------------
 (Commission File      (Address of Principal Executive   (IRS Employer
       Number)                 Offices and Zip Code       Identification Number)

                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     In order to provide a possible source of funding for the Company, the Company, on January 22, 2018, entered into an equity line of credit agreement with Tangiers Global, LLC.

     Under the equity line agreement, Tangiers has agreed to provide the Company with up to $10,000,000 of funding through the purchase of shares of the Company's common stock. During the term of the Agreement, the Company may deliver a Put Notice to Tangiers, which will specify the number of shares which the Company will sell to Tangiers. The minimum amount the Company can draw down at any one time is $5,000, and the maximum amount the Company can draw down at any one time is $1,000,000 as determined by the formula contained in the equity line agreement.

     A closing will occur on the date which is no earlier than five trading days following and no later than seven trading days following the applicable Put Notice. On each Closing Date, the Company will sell, and Tangiers will purchase, the shares of the Company's common stock specified in the Put Notice.

     The amount to be paid by Tangiers on a particular Closing Date will be determine by multiplying the Purchase Price by the number of shares specified in the Put Notice.

     The Purchase Price is 85% of the average of the two lowest daily volume weighted average prices of the Company's common stock during the Pricing Period applicable to the Put Notice.

     The Pricing Period, with respect to a particular Put Notice, is five consecutive trading days including, and immediately following, the delivery of a Put Notice to Tangiers.

     The Company may submit a Put Notice once every eight trading days provided the closing of the previous transaction has taken place. The Company is under no obligation to submit any Put Notices.

     The equity line agreement has a term of 36 months, which will begin on the effective date of the registration statement which the Company has agreed to file with the Securities and Exchange Commission so that the shares of common stock to be sold to Tangiers may be sold in the public market.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION


Dated:  January 24, 2018              By /s/ Earnest Blackmon
                                         --------------------------
                                         Earnest Blackmon
                                         Chief Executive Officer